Exhibit 5

SIMPSON THACHER & BARTLETT LLP

425 LEXINGTON AVENUE

NEW YORK, N.Y. 10017-3954

(212) 455-2000

FACSIMILE (212) 455-2502

DIRECT DIAL NUMBER	E-MAIL ADDRESS

November 23, 2011

Toll Brothers, Inc.

250 Gibraltar Road

Horsham, PA 19044

Ladies and Gentlemen:

We have acted as counsel to Toll Brothers, Inc., a Delaware corporation (the “Company”), Toll Corp., a Delaware corporation, Toll Finance Corp., a Delaware corporation (“TFC”), Toll Brothers Finance Corp., a Delaware corporation (“TBFC”), and First Huntingdon Finance Corp., a Delaware corporation (“FHFC” and, together with Toll Corp., TFC and TBFC, the “Debt Issuers”) and to the subsidiaries of the Company listed on Schedules I and II hereto (collectively, the “Subsidiary Guarantors”) in connection with the Registration Statement on Form S-3 (the “Registration Statement”) filed by the Company, the Debt Issuers and the Subsidiary Guarantors with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to (i) shares of common stock of the Company, $.01 par value per share (the “Common Stock”); (ii) warrants to purchase Common Stock (the “Common Stock Warrants”); (iii) shares of preferred stock of the Company, $.01 par value per share (the “Preferred Stock” and, together with the Common Stock, the “Stock”); (iv) warrants to purchase Preferred Stock (the “Preferred Stock Warrants”); (v) debt securities of the Debt Issuers, which may be either senior (“Senior Debt Securities”) or subordinated (the “Subordinated Debt Securities”) (collectively, the “Debt Securities”); (vi) warrants to purchase Debt Securities (the “Debt Security Warrants” and together with the Common Stock Warrants and the Preferred Stock Warrants, the “Securities Warrants”); (vii) guarantees of the Company and the Subsidiary Guarantors (collectively, in such capacity, the “Guarantors”) to be issued in connection with the Debt Securities (the “Guarantees”); and (viii) Common Stock, Debt Securities and Guarantees that may be issued upon exercise of Securities Warrants. The Common Stock, the Preferred Stock, the Debt Securities, the Guarantees and the Securities Warrants are hereinafter referred to collectively as the “Securities.” The Securities may be issued and sold or delivered from time to time as set forth in the Registration Statement, any amendment thereto, the prospectus contained therein (the “Prospectus”) and supplements to the Prospectus and pursuant to Rule 415 under the Securities Act.

The Senior Debt Securities and the Guarantees thereof will be issued under an Indenture (the “Senior Indenture”) among the Company, a Debt Issuer, one or more Subsidiary Guarantors, as applicable, and such trustee as shall be named therein (the “Senior Trustee”). The Subordinated Debt Securities and the Guarantees thereof will be issued under an Indenture (the “Subordinated Indenture”) among the Company, a Debt Issuer, one or more Subsidiary Guarantors, as applicable, and such trustee as shall be named therein (the “Subordinated Trustee”). The Senior Indenture and the Subordinated Indenture are hereinafter referred to collectively as the “Indentures.”

The Securities Warrants will be issued under one or more warrant agreements (each, a “Warrant Agreement” and collectively, the “Warrant Agreements”) between the Company or a Debt Issuer and such warrant agent as shall be named therein. Each party to a Warrant

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Agreement other than the Company or a Debt Issuer is referred to hereinafter as a “Counterparty.”

We have examined the Registration Statement, a form of the share certificate and the forms of the Indentures, which have been filed with the Commission as exhibits to the Registration Statement. We also have examined the originals, or duplicates or certified or conformed copies, of such records, agreements, documents and other instruments and have made such other investigations as we have deemed relevant and necessary in connection with the opinions hereinafter set forth. As to questions of fact material to this opinion, we have relied upon certificates or comparable documents of public officials and of officers and representatives of the Company, the Debt Issuers and the Subsidiary Guarantors.

In rendering the opinions set forth below, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies, and the authenticity of the originals of such latter documents. We also have assumed that at the time of execution, authentication, issuance and delivery of the applicable Securities, Indenture and Warrant Agreement: (a) each of the Company, the Debt Issuers and the Subsidiary Guarantors (each, a “Securities Party”), as applicable, will be validly existing under the laws of the jurisdiction in which it was organized; (b) the issuance of the Stock and the execution, delivery and performance of the applicable Debt Securities, Indenture, Warrants and Warrant Agreements by each Securities Party, as applicable, will not violate the certificate of incorporation, certificate of formation, certificate of limited partnership, by-laws, limited liability company agreement and partnership agreement, as the case may be, of such Securities Party or the law of the jurisdiction in which such Securities Party is organized or any

3

other applicable laws; (c) in the case of Debt Securities, the applicable Indenture (i) will have been duly authorized, executed and delivered by the Company, the applicable Debt Issuer and the applicable Subsidiary Guarantors and (ii) will be the valid and legally binding obligation of the trustee thereunder; and (d) in the case of Securities Warrants, the applicable Warrant Agreement (i) will have been duly authorized, executed and delivered by the Company or the applicable Debt Issuer and (ii) will be the valid and legally binding obligation of each Counterparty thereto.

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, we are of the opinion that:

1. With respect to the Common Stock, assuming (a) the taking by the Board of Directors of the Company (or a duly constituted and acting committee of such Board of Directors (such Board of Directors or committee, the “Company Board”)) of all necessary corporate action to authorize and approve the issuance of the Common Stock and (b) due issuance and delivery of the Common Stock, upon payment of the consideration therefor in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the Company Board, the Common Stock will be validly issued, fully paid and nonassessable.

2. With respect to the Preferred Stock, assuming (a) the taking by the Company Board of all necessary corporate action to authorize and approve the issuance of the Preferred Stock, (b) due filing of the applicable certificate of designations and (c) due issuance and delivery of the Preferred Stock, upon payment of the consideration therefor in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the Company Board, the Preferred Stock will be validly issued, fully paid and nonassessable.

3. With respect to the Debt Securities, assuming (a) the taking of all necessary corporate action to approve the issuance and terms of any Debt Securities, the terms of the offering thereof and related matters by the Board of Directors of the applicable Debt Issuer, a duly constituted and acting committee of such Board of Directors or duly authorized officers of such Debt Issuer (such Board of Directors, committee or authorized officers being referred to herein as the “Debt Issuer Board”) and (b) the due execution, authentication, issuance and delivery of such Debt Securities, upon payment of the consideration therefor provided for in the applicable definitive purchase, underwriting or similar agreement approved by the applicable Debt Issuer Board and otherwise in accordance with the provisions of the applicable Indenture and such agreement, such Debt Securities will constitute valid and legally binding obligations of such Debt Issuer enforceable against such Debt Issuer in accordance with their terms.

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4. With respect to the Guarantees, assuming (a) the taking of all necessary corporate action to approve the issuance and terms of the Guarantees and related matters by the Board of Directors (or a duly constituted and acting committee thereof), managing member, or general partner, as applicable of each Guarantor, or duly authorized officers of each Guarantor (such Board of Directors (or committee thereof), managing member or general partner, as applicable, or authorized officer being referred to as a “Guarantor Authorized Party”), (b) the due execution, authentication, issuance and delivery of the Debt Securities underlying such Guarantees, upon payment of the consideration therefor provided for in the applicable definitive purchase, underwriting or similar agreement approved by the applicable Guarantor Authorizing Party and otherwise in accordance with the provisions of the applicable Indenture and such agreement and (c) the due issuance of such Guarantees, such Guarantees will constitute valid and legally binding obligations of the Guarantors issuing such Guarantees, enforceable against such Guarantors in accordance with their terms.

5. With respect to the Securities Warrants, assuming (a) the taking of all necessary corporate action by the Company Board, in the case of Securities Warrants to purchase Stock, or the applicable Debt Issuer Board, in the case of Securities Warrants to purchase Debt Securities, to approve the execution and delivery of the applicable Warrant Agreement and (b) the due execution, countersignature, issuance and delivery of such Securities Warrants, upon payment of the consideration for such Securities Warrants provided for in the applicable definitive purchase, underwriting or similar agreement approved by the Company Board or the applicable Debt Issuer Board, as the case may be, and otherwise in accordance with the provisions of the applicable Warrant Agreement and such agreement, such Securities Warrants will constitute valid and legally binding obligations of the Company or such Debt Issuer, as applicable, enforceable against the Company or such Debt Issuer in accordance with their terms.

Our opinions set forth in paragraphs 3, 4 and 5 above are subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

We do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States, the Delaware General Corporation Law, the Delaware Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act.

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We hereby consent to the filing of this opinion letter as Exhibit 5 to the Registration Statement and to the use of our name under the caption “Legal Matters” in the Prospectus included in the Registration Statement.

Very truly yours,

/s/ Simpson Thacher & Bartlett LLP

SIMPSON THACHER & BARTLETT LLP

6

Schedule I

Guarantors Incorporated or Formed in Jurisdictions

Other Than the State of New York or the State of Delaware

Entity Name	Jurisdiction
Toll MN GP Corp.	Minnesota
Toll NC GP Corp.	North Carolina
Toll NH GP Corp.	New Hampshire
SH Homes Corporation	Michigan
SI Investment Corporation	Michigan
The Silverman Building Companies, Inc.	Michigan
Toll Bros. of Arizona, Inc.	Arizona
Toll Bros. of North Carolina, Inc.	North Carolina
Toll Bros. of North Carolina II, Inc.	North Carolina
Toll Bros. of North Carolina III, Inc.	North Carolina
Toll Bros., Inc.	Pennsylvania
Toll Bros., Inc.	Texas
Toll Brothers AZ Construction Company	Arizona
Toll CO GP Corp.	Colorado
Toll Development Company, Inc.	Michigan
Toll FL GP Corp.	Florida
Toll GA GP Corp.	Georgia
Toll IL GP Corp.	Illinois
Toll Land Corp. No. 6	Pennsylvania
Toll MD Builder Corp.	Maryland
Toll MI GP Corp.	Michigan
Toll NV GP Corp.	Nevada
Toll OH GP Corp.	Ohio
Toll PA Builder Corp.	Pennsylvania
Toll PA GP Corp.	Pennsylvania
Toll PA II GP Corp.	Pennsylvania
Toll PA III GP Corp.	Pennsylvania
Toll RI GP Corp.	Rhode Island
Toll SC GP Corp.	South Carolina
Toll TN GP Corp.	Tennessee
Toll WV GP Corp.	West Virginia
Toll YL, Inc.	California
Audubon Ridge, L.P.	Pennsylvania
Belmont Land, L.P.	Virginia
Binks Estates Limited Partnership	Florida
Blue Bell Country Club, L.P.	Pennsylvania
Broad Run Associates, L.P.	Pennsylvania
Buckingham Woods, L.P.	Pennsylvania
CC Estates Limited Partnership	Massachusetts

Entity Name	Jurisdiction
Cold Spring Hunt, L.P.	Pennsylvania
Dominion Country Club, L.P.	Virginia
Eagle Farm Limited Partnership	Massachusetts
Estates at Princeton Junction, L.P.	New Jersey
Estates at Rivers Edge, L.P.	New Jersey
Fairfax Investment, L.P.	Virginia
Fairfax Station Hunt, L.P.	Virginia
Farmwell Hunt, L.P.	Virginia
Great Falls Hunt, L.P.	Virginia
Greens at Waynesborough, L.P.	Pennsylvania
Greenwich Chase, L.P.	New Jersey
Hatboro Road Associates LLC	Pennsylvania
Hoboken Land LP	New Jersey
Huckins Farm Limited Partnership	Massachusetts
Kensington Woods Limited Partnership	Massachusetts
Laurel Creek, L.P.	New Jersey
Loudoun Valley Associates, L.P.	Virginia
NC Country Club Estates Limited Partnership	North Carolina
Rose Hollow Crossing Associates	Pennsylvania
Silverman-Toll Limited Partnership	Michigan
Sorrento at Dublin Ranch I LP	California
Sorrento at Dublin Ranch III LP	California
South Riding, L.P.	Virginia
South Riding Amberlea LP	Virginia
South Riding Partners Amberlea LP	Virginia
South Riding Partners, L.P.	Virginia
Southport Landing Limited Partnership	Connecticut
Springton Pointe, L.P.	Pennsylvania
Stone Mill Estates, L.P.	Pennsylvania
Swedesford Chase, L.P.	Pennsylvania
Toll Brothers AZ Limited Partnership	Arizona
Toll FL III Limited Partnership	Florida
Toll FL IV Limited Partnership	Florida
Toll FL V Limited Partnership	Florida
Toll FL VI Limited Partnership	Florida
Toll FL VII Limited Partnership	Florida
Toll FL VIII Limited Partnership	Florida
Toll FL IV LLC	Florida
Toll Ft. Myers Limited Partnership	Florida
Toll GA LP	Georgia
Toll Grove LP	New Jersey
Toll Hudson LP	New Jersey
Toll IL HWCC, L.P.	Illinois
Toll IL, L.P.	Illinois

Entity Name	Jurisdiction
Toll IL II, L.P.	Illinois
Toll IL III, L.P.	Illinois
Toll IL IV, L.P.	Illinois
Toll IL WSB, L.P.	Illinois
Toll Jacksonville Limited Partnership	Florida
Toll Land Limited Partnership	Connecticut
Toll Land IV Limited Partnership	New Jersey
Toll Land X Limited Partnership	Virginia
Toll Land XI Limited Partnership	New Jersey
Toll Land XV Limited Partnership	Virginia
Toll Land XVI Limited Partnership	New Jersey
Toll Land XVIII Limited Partnership	Connecticut
Toll Land XIX Limited Partnership	California
Toll Land XX Limited Partnership	California
Toll Land XXI Limited Partnership	Virginia
Toll Land XXII Limited Partnership	California
Toll Land XXIII Limited Partnership	California
Toll Land XXV Limited Partnership	New Jersey
Toll Land XXVI Limited Partnership	Ohio
Toll Livingston at Naples Limited Partnership	Florida
Toll CA, L.P.	California
Toll CA II, L.P.	California
Toll CA III, L.P.	California
Toll CA IV, L.P.	California
Toll CA V, L.P.	California
Toll CA VI, L.P.	California
Toll CA VII, L.P.	California
Toll CA VIII, L.P.	California
Toll CA IX, L.P.	California
Toll CA X, L.P.	California
Toll CA XI, L.P.	California
Toll CA XII, L.P.	California
Toll CA XIX, L.P.	California
Toll CA I LLC	California
Toll CA Note II LLC	California
Toll CO, L.P.	Colorado
Toll CT Limited Partnership	Connecticut
Toll CT II Limited Partnership	Connecticut
Toll CT III Limited Partnership	Connecticut
Toll FL X Limited Partnership	Florida
Toll MA Land Limited Partnership	Massachusetts
Toll MD Builder I, L.P.	Maryland
Toll MD Limited Partnership	Maryland
Toll MD II Limited Partnership	Maryland

Entity Name	Jurisdiction
Toll MD III Limited Partnership	Maryland
Toll MD IV Limited Partnership	Maryland
Toll MD V Limited Partnership	Maryland
Toll MD VI Limited Partnership	Maryland
Toll MD VII Limited Partnership	Maryland
Toll MD VIII Limited Partnership	Maryland
Toll MD IX Limited Partnership	Maryland
Toll MD X Limited Partnership	Maryland
Toll MD XI Limited Partnership	Maryland
Toll MI Limited Partnership	Michigan
Toll MI II Limited Partnership	Michigan
Toll MI III Limited Partnership	Michigan
Toll MI IV Limited Partnership	Michigan
Toll MI V Limited Partnership	Michigan
Toll MN, L.P.	Minnesota
Toll MN II, L.P.	Minnesota
Toll Naval Associates	Pennsylvania
Toll NC II LP	North Carolina
Toll NC III LP	North Carolina
Toll NC, L.P.	North Carolina
Toll NH Limited Partnership	New Hampshire
Toll NJ Builder I, L.P.	New Jersey
Toll NJ, L.P.	New Jersey
Toll NJ II, L.P.	New Jersey
Toll NJ III, L.P.	New Jersey
Toll NJ IV, L.P.	New Jersey
Toll NJ V, L.P.	New Jersey
Toll NJ VI, L.P.	New Jersey
Toll NJ VII, L.P.	New Jersey
Toll NJ VIII, L.P.	New Jersey
Toll NJ XI, L.P.	New Jersey
Toll Northville Limited Partnership	Michigan
Toll NV Limited Partnership	Nevada
Toll Orlando Limited Partnership	Florida
Toll PA, L.P.	Pennsylvania
Toll PA II, L.P.	Pennsylvania
Toll PA III, L.P.	Pennsylvania
Toll PA IV, L.P.	Pennsylvania
Toll PA V, L.P.	Pennsylvania
Toll PA VI, L.P.	Pennsylvania
Toll PA VIII, L.P.	Pennsylvania
Toll PA IX, L.P.	Pennsylvania
Toll PA X, L.P.	Pennsylvania
Toll PA XI, L.P.	Pennsylvania

Entity Name	Jurisdiction
Toll PA XII, L.P.	Pennsylvania
Toll PA XIII, L.P.	Pennsylvania
Toll PA XIV, L.P.	Pennsylvania
Toll PA XV, L.P.	Pennsylvania
Toll RI, L.P.	Rhode Island
Toll RI II, L.P.	Rhode Island
Toll SC, L.P.	South Carolina
Toll SC II, L.P.	South Carolina
Toll SC III, L.P.	South Carolina
Toll SC IV, L.P.	South Carolina
Toll Stonebrae LP	California
Toll VA, L.P.	Virginia
Toll VA II, L.P.	Virginia
Toll VA III, L.P.	Virginia
Toll VA IV, L.P.	Virginia
Toll VA V, L.P.	Virginia
Toll VA VI, L.P.	Virginia
Toll VA VII, L.P.	Virginia
Toll WA LP	Washington
Toll WV LP	West Virginia
Toll YL, L.P.	California
Toll YL II, L.P.	California
Toll-Dublin, L.P.	California
Village Partners, L.P.	Pennsylvania
West Amwell Limited Partnership	New Jersey
Wilson Concord, L.P.	Tennessee
1450 Washington LLC	New Jersey
1500 Garden St. LLC	New Jersey
2301 Fallston Road LLC	Maryland
700 Grove Street Urban Renewal, LLC	New Jersey
Arbor Hills Development LLC	Michigan
Arthur’s Woods, LLC	Maryland
Arundel Preserve #6, LLC	Maryland
Arundel Preserve #10a, LLC	Maryland
Belmont Country Club I LLC	Virginia
Belmont Country Club II LLC	Virginia
Block 255 LLC	New Jersey
Brier Creek Country Club I LLC	North Carolina
Brier Creek Country Club II LLC	North Carolina
C.B.A.Z. Construction Company LLC	Arizona
CWG Construction Company LLC	New Jersey
Dominion Valley Country Club I LLC	Virginia
Dominion Valley Country Club II LLC	Virginia
Frenchman’s Reserve Realty, LLC	Florida

Entity Name	Jurisdiction
Golf I Country Club Estates at Moorpark LLC	California
Golf II Country Club Estates at Moorpark LLC	California
Hawthorn Woods Country Club II LLC	Illinois
Hoboken Cove LLC	New Jersey
Jacksonville TBI Realty LLC	Florida
Lighthouse Point Land Company, LLC	Florida
Long Meadows TBI, LLC	Maryland
Longmeadow Properties LLC	Maryland
Martinsburg Ventures, L.L.C.	Virginia
Mizner Realty, L.L.C.	Florida
Naples TBI Realty, LLC	Florida
Orlando TBI Realty LLC	Florida
Paramount Village LLC	California
Phillips Drive LLC	Maryland
Prince William Land I LLC	Virginia
Prince William Land II LLC	Virginia
PT Maxwell Holdings, LLC	New Jersey
PT Maxwell, L.L.C.	New Jersey
Regency at Denville LLC	New Jersey
Regency at Dominion Valley LLC	Virginia
Regency at Long Valley I LLC	New Jersey
Regency at Long Valley II LLC	New Jersey
Regency at Mansfield I LLC	New Jersey
Regency at Mansfield II LLC	New Jersey
Regency at Washington I LLC	New Jersey
Regency at Washington II LLC	New Jersey
South Riding Realty LLC	Virginia
SR Amberlea LLC	Virginia
SRLP II LLC	Virginia
Tampa TBI Realty LLC	Florida
The Regency Golf Club I LLC	Virginia
The Regency Golf Club II LLC	Virginia
The Ridges at Belmont Country Club I LLC	Virginia
The Ridges at Belmont Country Club II LLC	Virginia
Toll Austin TX LLC	Texas
Toll Cedar Hunt LLC	Virginia
Toll CO I LLC	Colorado
Toll Dallas TX LLC	Texas
Toll FL I, LLC	Florida
Toll Glastonbury LLC	Connecticut
Toll Henderson LLC	Nevada
Toll IN LLC	Indiana
Toll Jupiter LLC	Florida
Toll MA I LLC	Massachusetts

Entity Name	Jurisdiction
Toll MA II LLC	Massachusetts
Toll MD I, L.L.C.	Maryland
Toll MD II LLC	Maryland
Toll NC I LLC	North Carolina
Toll NC IV LLC	North Carolina
Toll NC Note LLC	North Carolina
Toll NC Note II LLC	North Carolina
Toll NJ I, L.L.C.	New Jersey
Toll NJ II, L.L.C.	New Jersey
Toll NJ III, LLC	New Jersey
Toll North LV LLC	Nevada
Toll North Reno LLC	Nevada
Toll NV Holdings LLC	Nevada
Toll Realty L.L.C.	Florida
Toll San Antonio TX LLC	Texas
Toll South LV LLC	Nevada
Toll South Reno LLC	Nevada
Toll Stratford LLC	Virginia
Toll VA III L.L.C.	Virginia
Toll Vanderbilt I LLC	Rhode Island
Toll Vanderbilt II LLC	Rhode Island
Toll-Dublin, LLC	California
Vanderbilt Capital LLC	Rhode Island
Virginia Construction Co. I, LLC	Virginia
Virginia Construction Co. II, LLC	Virginia
TBI/Naples Limited Partnership	Florida
TBI/Palm Beach Limited Partnership	Florida
The Bird Estate Limited Partnership	Massachusetts
The Estates at Brooke Manor Limited Partnership	Maryland
The Estates at Summit Chase, L.P.	California
Toll at Brier Creek Limited Partnership	North Carolina
Toll at Honey Creek Limited Partnership	Michigan
Toll at Westlake, L.P.	New Jersey
Toll East Naples Limited Partnership	Florida
Toll Estero Limited Partnership	Florida
Toll FL Limited Partnership	Florida
Toll FL II Limited Partnership	Florida
Toll Houston TX LLC	Texas
Toll TX Note LLC	Texas

Schedule II

Guarantors That are Corporations, Limited Liability Companies or Limited Liability

Partnerships in the State of New York or the State of Delaware

Entity Name	Jurisdiction
110-112 Third Ave. Realty Corp.	New York
Amwell Chase, Inc.	Delaware
C.B.A.Z. Holding Company LLC	Delaware
ESE Consultants, Inc.	Delaware
Fairway Valley, Inc.	Delaware
First Brandywine Finance Corp.	Delaware
First Brandywine Investment Corp. II	Delaware
First Brandywine Investment Corp. IV	Delaware
First Huntingdon Finance Corp.	Delaware
Franklin Farms G.P., Inc.	Delaware
Hoboken Land I LLC	Delaware
MA Limited Land Corporation	Delaware
TB Kent Partners LLC	Delaware
TB Proprietary Corp.	Delaware
Tenby Hunt, Inc.	Delaware
Toll Architecture I, P.A.	Delaware
Toll Architecture, Inc.	Delaware
Toll AZ GP Corp.	Delaware
Toll Bros. of Tennessee, Inc.	Delaware
Toll Bros., Inc.	Delaware
Toll Brothers Finance Corp.	Delaware
Toll Buckeye Corp.	Delaware
Toll Centennial Corp.	Delaware
Toll Corp.	Delaware
Toll Diamond Corp.	Delaware
Toll Golden Corp.	Delaware
Toll Granite Corp.	Delaware
Toll Holdings, Inc.	Delaware
Toll Land V Limited Partnership	New York
Toll Land VI Limited Partnership	New York
Toll Land VII Limited Partnership	New York
Toll Land IX Limited Partnership	New York
Toll Land XIV Limited Partnership	New York
Toll Land Corp. No. 10	Delaware
Toll Land Corp. No. 20	Delaware
Toll Land Corp. No. 43	Delaware
Toll Land Corp. No. 50	Delaware
Toll Manhattan I, Inc.	New York
Toll Mid-Atlantic LP Company, Inc.	Delaware

Entity Name	Jurisdiction
Toll Mid-Atlantic Note Company, Inc.	Delaware
Toll Midwest LP Company, Inc.	Delaware
Toll Midwest Note Company, Inc.	Delaware
Toll NJX-I Corp.	Delaware
Toll Northeast LP Company, Inc.	Delaware
Toll Northeast Note Company, Inc.	Delaware
Toll Northeast Services, Inc.	Delaware
Toll Palmetto Corp.	Delaware
Toll Peppertree, Inc.	New York
Toll Philmont Corporation	Delaware
Toll Realty Holdings Corp. I	Delaware
Toll Realty Holdings Corp. II	Delaware
Toll Southeast LP Company, Inc.	Delaware
Toll Southeast Note Company, Inc.	Delaware
Toll Southwest LP Company, Inc.	Delaware
Toll Southwest Note Company, Inc.	Delaware
Toll TX GP Corp.	Delaware
Toll VA GP Corp.	Delaware
Toll VA Member Two, Inc.	Delaware
Toll WestCoast LP Company, Inc.	Delaware
Toll WestCoast Note Company, Inc.	Delaware
Warren Chase, Inc.	Delaware
51 N. 8th Street L.P.	New York
First Brandywine Partners, L.P.	Delaware
Hockessin Chase, L.P.	Delaware
Somers Chase, L.P.	New York
Toll Realty Holdings LP	Delaware
110-112 Third Ave. GC II LLC	New York
110-112 Third Ave. GC LLC	New York
5-01 — 5-17 48th Avenue GC II LLC	New York
5-01 — 5-17 48th Avenue GC LLC	New York
5-01 — 5-17 48th Avenue II LLC	New York
5-01 — 5-17 48th Avenue LLC	New York
51 N. 8th Street GC II LLC	New York
51 N. 8th Street GC LLC	New York
51 N. 8th Street I LLC	New York
Component Systems I LLC	Delaware
Component Systems II LLC	Delaware
First Brandywine LLC I	Delaware
First Brandywine LLC II	Delaware
First Brandywine LLC III	Delaware
First Brandywine LLC IV	Delaware
Toll Corners LLC	Delaware
Toll DE LP	Delaware

Entity Name	Jurisdiction
Toll DE II LP	Delaware
Toll DE X II, LLC	Delaware
Toll EB, LLC	Delaware
Toll NY LP	New York
Toll NY II L.P.	New York
Toll NY III L.P.	New York
Toll NY IV L.P.	New York
Toll Equipment, L.L.C.	Delaware
Toll Hoboken LLC	Delaware
Toll Morgan Street LLC	Delaware
Toll VA L.L.C.	Delaware
Toll Van Wyck, LLC	New York
Toll at Whippoorwill, L.P.	New York
Toll Brooklyn, L.P.	New York
Toll Lexington LLC	New York
Toll Midwest LLC	Delaware
Toll Southwest LLC	Delaware
Toll West Coast LLC	Delaware